EXHIBIT 99.6

                          SUB-ADMINISTRATION AGREEMENT

      This Sub-Administration Agreement (the "Agreement") is made as of the 28th day of June 2006 between CitiMortgage, Inc., having a place of business at 1000 Technology Drive, O'Fallon, Missouri 63304 (the "Sub-Administrator"), and The Student Loan Corporation, a Delaware corporation having a place of business at 99 Garnsey Road, Pittsford, New York 14534 (the "Administrator").

      WHEREAS, in connection with a certain securitization transaction that involves the securitization of student loans (the "Transaction"), SLC Student Loan Trust 2006-1 (the "Issuer") is issuing (i) seven classes of its Student Loan Asset-Backed Notes (collectively, the "Notes") pursuant to an Indenture, dated as of June 28, 2006 (the "Indenture") among the Issuer, U.S. Bank National Association, not its individual capacity but solely as the indenture trustee (the "Indenture Trustee"), Citibank, N.A., not in its individual capacity but solely as the indenture administrator (the "Indenture Administrator"), and (ii) a Trust Certificate (the "Trust Certificate") pursuant a certain Short-Form Trust Agreement, dated as of June 15, 2006, and as amended and restated as of June 28, 2006 (the "Trust Agreement") between SLC Student Loan Receivables I, Inc. and Wilmington Trust Company, not in its individual capacity but solely as owner trustee under the Trust Agreement; and

      WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Trust Certificate, and

      WHEREAS, pursuant to certain documentation for the Transaction, the Issuer is required to perform certain duties in connection with (a) the Notes and the collateral therefore pledged pursuant to the Indenture and (b) the Trust Certificate pursuant to the Trust Agreement; and

      WHEREAS, the Issuer desires to have the Administrator perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services ("Administration Agreement Services") consistent with an Administration Agreement dated as of the date hereof between the Issuer and the Administrator ("Administration Agreement"); and

      WHEREAS, the Administrator desires the Sub-Administrator to perform certain of the Administration Agreement Services to be performed by the Administrator under the Administration Agreement; and

      WHEREAS, all terms used herein and not otherwise defined shall have the meaning set forth in the Indenture.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:
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1.    Services to Be Performed. The Sub-Administrator shall perform the services described in Exhibit A (the "Services") as an independent contractor on a non-exclusive basis. Unless stated explicitly, nothing contained herein shall be deemed to create any partnership, joint venture, or relationship of principal and agent between the parties hereto or any of their affiliates or subsidiaries, or to provide either party with any right, power or authority, whether express or implied, to create any such duty or obligation on behalf of the other party. Such Services shall be rendered in a professional manner and shall meet acceptable quality measurements, performance levels, and other industry standards or as otherwise agreed to by the parties hereto from time to time.

2. Fees and Expenses. As compensation for the Services, the Administrator shall pay to the Sub-Administrator the service fees set forth in Exhibit B to this Agreement. All service fees represent the fair value of the Services. Service fees shall be netted from the primary service fees payable to Administrator under the Administration Agreement and shall be remitted to Sub-Administrator by the Indenture Administrator at the times that the Indenture Administrator remits such primary service fees to Administrator. All invoices submitted to the Administrator shall itemize the Services provided and the actual fees charged.

3. Term and Termination. This Agreement shall commence on the date set forth above and shall continue in full force and effect, until the earlier to occur of the following: (a) the date which is ninety (90) days following the date on which either party provides the other with prior notice in writing of its intent to terminate this Agreement or (b) date on which the obligations of the Administrator to the Issuer under the Administration Agreement terminate.

4. Compliance with Laws. Each party hereto agrees that it shall comply with all applicable federal, state and local laws, ordinances, codes and regulations in the performance of its obligations or receipt of Services pursuant to this Agreement, including but not limited to obtaining the necessary permits and certificates where required, and complying with all applicable laws and executive orders relating to equal opportunity or non-discrimination as applicable. If at any time during the term of this Agreement, a party is informed or information comes to its attention that it is or may be in violation of any law or regulation (or if it is so determined by any court, tribunal or other authority), that party shall immediately take all appropriate steps to remedy such violation and comply with such law or regulation, in all respects. Further, each party shall establish and maintain all proper records (particularly, but not limited to, accounting records) required by any law, regulation or policy applicable to it from time to time.

5. Audit. Administrator shall have the right, during normal business hours, to inspect Sub-Administrator's books and records in order to verify the amount and calculation of fees pursuant to this Agreement. Sub-Administrator shall keep adequate records of its Services hereunder. Each party shall pay its own respective costs and expenses in connection with this provision.


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6.    Indemnification. (a) Each party to this Agreement shall indemnify and hold harmless the other party and any of its directors, officers, employees, agents and subcontractors from and against any action or threatened action, suit or proceeding arising out of or as a result of, the indemnifying party's performance under this Agreement and against any and all claims, expenses, losses or damages (including reasonable attorneys' fees) that result from the actions or inaction of the indemnifying party. Without limiting the foregoing, in no event shall a party to this Agreement be obligated for any claims, expenses, losses, or damages resulting from the negligence or willful acts or omissions of the other party, its agents, employees or subcontractors.

      (b) Each party seeking indemnification under this Agreement shall (i) give prompt written notice to the indemnifying party as to the existence of the indemnifiable claim, (ii) provide such information, cooperation and assistance as may reasonably be necessary for the defense of such action or claim, and (iii) grant full authority to the indemnifying party to defend or settle such action or claim. A party seeking indemnification shall not compromise or settle any action or claim without the reasonable consent of the indemnifying party.

7. Confidentiality. The Administrator and the Sub-Administrator agree that all information provided pursuant to this Agreement by each party to the other party is confidential and proprietary information of the disclosing party. No party shall use any information provided by the other party for any purpose other than as permitted or required for performance under this Agreement, or as otherwise agreed to between the parties. Each party agrees not to disclose or provide any information provided by the other party to any third party, without the express written consent of the other party, with the exception of (i) any affiliate or subsidiary with employees required to retain the confidentiality of the information; (ii) employees who have a need to know in the course of performing Services pursuant to this Agreement, provided that such employees are required to retain the confidentiality of the information; (iii) subcontractors as necessary for the Sub-Administrator to deliver Services to the Administrator under this Agreement, provided that employees of such subcontractors are required to retain the confidentiality of the information; and (iv) each party agrees to take all reasonable measures, including, but not limited to measures taken by each party to safeguard its own confidential information to prevent disclosure by employees, agents, or contractors. Nothing provided herein shall prevent any party from disclosing information to the extent the information (i) is or hereafter becomes part of the public domain through no fault of that party; (ii) is rightfully received from a third party without similar restriction of the third party's rights; (iii) is independently developed by it; (iv) is disclosed pursuant to requirements of law; or (v) is already known to it prior to disclosure.

8. Assignment. Neither party may assign any of its rights, obligations, or responsibilities under this Agreement except with the prior written consent of the other, except that either party may assign such rights, obligations or responsibilities at any time to any of its subsidiaries or affiliates having reasonably adequate resources to perform the obligations and undertake the responsibilities under this Agreement on notice to the other party. All terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and authorized assigns.

9. Corporate Authority; Further Assurances. Each party represents that it has taken all necessary corporate action to authorize the execution and consummation of this Agreement. Each party agrees to negotiate in good faith the execution of such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the effective execution of the transactions contemplated hereby, and will continue to do so during the term of this Agreement.

10. Notices. All formal notices and other communications under this Agreement, (including any invoices) shall be sent to the appropriate party at the following address via overnight delivery service, registered or certified mail, return receipt requested, electronic mail if acknowledged by the other party as actually viewed by them, or personal delivery (the parties may include electronic mail addresses for their respective designated notice recipient address as desired):

      SUB-ADMINISTRATOR:

      CitiMortgage, Inc.
      1000 Technology Drive
      O'Fallon, Missouri 63304
      Fax Number:  636-261-1394
      Attention:  Director - Mortgage Finance
      E-mail address:  bill.felts@citigroup.com


      Additional notice to :

      CitiMortgage, Inc.
      1000 Technology Drive
      O'Fallon, Missouri 63304
      Attention:  General Counsel

      ADMINISTRATOR:

      The Student Loan Corporation
      750 Washington Blvd., 9th Floor
      Stamford, CT  06901
      Fax Number:  203-975-6299
      Attention:  Treasurer
      E-mail address:  bradley.svalberg@citigroup.com


      Additional notice to:

      The Student Loan Corporation
      750 Washington Blvd., 9th Floor
      Stamford, CT  06901
      Fax Number:  203-975-6299
      Attention:  General Counsel

11. Contingency Plan. Sub-Administrator agrees to release the information necessary to allow Administrator to develop necessary disaster contingency and continuity of business plans, which will work in concert with Sub-Administrator's plans.

12. Regulatory. The parties agree that their respective regulators shall have the right to examine the servicing relationship between the parties pursuant to this Agreement, along with the records of the Services.

13. Entire Agreement. This Agreement is the sole agreement between the parties with respect to the provision of the Services, and supersedes all prior oral or written agreements for the Services. This Agreement may be signed in counterparts, either in original form or in the form of facsimile copies, all of which taken together shall constitute one instrument.

14. Amendment. This Agreement, including all Exhibits and Schedules, may be modified only by a written agreement signed by each of the parties hereto. Notwithstanding the above, amendments to this Agreement, its exhibits or schedules, may take the form of electronic communication between the parties, as provided in the notice provision of this Agreement.

15. Force Majeure. Neither party shall be liable for delays or failure in its performance hereunder caused by any act of God, war, strike, labor dispute, work stoppage, fire, act of government, or any other similar major cause, beyond the control of that party.

16. Severability. If any provision of this Agreement is deemed to be illegal, invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected, and this Agreement shall continue in full force and effect.

17. Survival. The provisions of this Agreement which by their sense and context are meant to survive expiration or sooner termination of this Agreement shall so survive.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Sub-Administrator and the Administrator have caused this Agreement to be executed as of the date first written above.

ADMINISTRATOR:                            SUB-ADMINISTRATOR:

The Student Loan Corporation              CitiMortgage, Inc.


By  /s/  Bradley Svalberg                 By  /s/  William S. Felts
   --------------------------                 ---------------------------
(Signature)                                   (Signature)
      Bradley Svalberg                              William S. Felts
      Vice President & Treasurer                    Vice President


-----------------------------             -------------------------------
(Name and Title)                          (Name and Title)



ATTACHMENTS:

Exhibit A: Background and Program Summary Regarding the Services
Exhibit B: Pricing


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                                                                       EXHIBIT A

       Background and Program Summary Regarding Services to be Provided

Each of the parties to this Agreement agree that the following Services shall be performed by the Sub-Administrator:

1. Prepare Quarterly Investor Reports and provide additional information (to be specified by Administrator if any) to Administrator for preparation of the 10-K

2. Put the reports on web-page (hosted by Sub-Administrator) (The report web-page would be created by Sub-Administrator. Administrator's web-site www.studentloan.com would link to this page.)

3. Instruct Indenture Administrator to make principal and interest payments (This implies Sub-Administrator is calculating payments per the waterfall and is acting as calculation agent. At times Administrator may be involved in the process if certain payments are discretionary per the Indenture.)

4. Instruct Indenture Administrator to make fee payments. (This would include an amount to Administrator equal to the monthly rebate fee payable by Administrator to the Department of Education at an annualized rate of 1.05% on principal of and interest on consolidation loans disbursed on or after October 1, 1993, or at an annualized rate of 0.62% on consolidation loans for which consolidation loan applications were received between October 1, 1998 and January 31,
      1999). Administrator will provide the required information to Sub-Administrator after each month-end.

5. Prepare information for accounting entry's for cash movements and send information to Administrator

6.    Prepare monthly accrual entries and send to Administrator

7.    Determine and calculate LIBOR rates for the applicable accrual period

8. Perform any of the other Administration Agreement Services as may be mutually agreed upon by Administrator and Sub-Administrator in order to fulfill any of the obligations of Administrator under the Administration Agreement

Each of the parties to the Agreement agree that the following Administration Agreement Services shall be performed by the Administrator:

1. Administrator must certify and review all reports per Sarbanes-Oxley, KPMG requirements, SEC requirements, and Administrator Board requirements.

2. Administrator will prepare and submit 10-K based on annual noteholder reports (possibly 8-K's also)

3.    Federal and state corporate taxes will be prepared by Administrator

4. Administrator will submit report data to Sub-Administrator monthly (collateral information)

5. On a monthly basis, Administrator will submit cash flow data to Sub-Administrator for waterfall calculations and P&I payments

6. Prepare 8-K's for the quarterly reporting using information from Sub-Administrator

7.    Prepare annual report for 10-K

8.    Prepare and submit Fed Bill quarterly

                                                                       EXHIBIT B

                                     Pricing

                                SCHEDULE OF FEES

      The Sub-Administrator will receive a Sub-Administration Fee (the "Sub-Administration Fee"). The Sub-Administration Fee for any month is an amount equal to 1/12 of 0.01% of the outstanding principal amount of the Trust Student Loans as of the last day of the preceding calendar month, plus any such amounts from prior Monthly Servicing Payment Dates that remain unpaid. The Sub-Administration Fee will be payable by the Indenture Administrator, per the instructions of the Administrator, to the Sub-Administrator on or about the 15th day of each month (or, if any such date is not a Business Day, on the next succeeding Business Day), commencing on or about July 17, 2006.

                                                                     EXHIBIT C

                             Service Level Standards

                             (Intentionally Omitted)